UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009

Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398
(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604
(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 15, 2009, Triumph Learning, LLC (“Triumph”), a Delaware limited liability company and indirect subsidiary of Haights Cross Communications, Inc. (“HCC”), entered into a Lease Agreement (the “Lease Agreement”) with PR Littleton Expansion LLC, a Delaware limited liability company (“Landlord”) to lease approximately 80,000 square feet of warehouse and office space, located at 1-3 Distribution Center Circle, Littleton, Massachusetts (the “Premises”).  The lease for the Premises will commence upon substantial completion of improvement work by the Landlord on the Premises.  The Lease Agreement will expire five years and three months after commencement and required a security deposit in the amount of $232,000, which may be reduced to $116,000 pursuant to the terms and conditions therein.  At the expiration of the initial term, Triumph may elect to extend the lease for an additional five-year term at the then current fair market value.  The Lease Agreement provides for an annual base rent of $5.40 per square foot of the Premises during the first year of the lease (i.e., approximately $432,000), with annual escalations equal to $0.20 per square foot.  Triumph is also responsible for its share of certain utilities, common area maintenance charges, insurance premiums and real estate taxes, which are not included in the base rental payment.

A copy of the Lease Agreement is attached hereto as exhibit 10.1 and is incorporated by reference. The description of the Lease Agreement is qualified in its entirety by the terms of the executed Lease Agreement.

Item 8.01.  Other Events

On July 21, 2009, HCC issued a press release announcing that it had elected to further extend the expiration date from 11:59 p.m., New York City time, on July 20, 2009 to 11:59 p.m., New York City time, on July 27, 2009 for the private exchange offer and consent solicitation to eligible holders to exchange its 12 ½% Senior Discount Notes Due 2011 for shares of common stock of HCC.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release contains forward-looking statements and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Lease Agreement dated May 15, 2009 between PR Littleton Expansion LLC and Triumph Learning, LLC

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2009	HAIGHTS CROSS COMMUNICATIONS, INC.

By:	/s/ Mark Kurtz
Name: Mark Kurtz Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Lease Agreement dated May 15, 2009 between PR Littleton Expansion LLC and Triumph Learning, LLC

99.1	Press Release